                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

                  WHEREAS, the undersigned officers and directors of CD&L, Inc. (the "Company") desire to authorize Albert W. Van Ness, Jr., and William T. Brannan to act as their attorneys-in-fact and agents, for the purpose of executing and filing the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, including all amendments thereto;

                  NOW, THEREFORE,

                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Albert W. Van Ness, Jr., and William T. Brannan and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 3rd day of April 2006.



                         SIGNATURE                                                    TITLE
                      -------------                                                 ----------
/s/ Albert W. Van Ness, Jr.                                  Chairman of the Board, Chief Executive Officer and
---------------------------                                  Director (Principal Executive Officer)
Albert W. Van Ness, Jr.

/s/ William T. Brannan                                       President, Chief Operating Officer and Director
----------------------
William T. Brannan

/s/ Russell J. Reardon                                       Vice President, Chief Financial Officer (Principal
----------------------                                       Financial and Accounting Officer)
Russell J. Reardon

/s/ Michael Brooks                                           Group Operations President and Director
----------------------
Michael Brooks

/s/ Thomas E. Durkin                                         Director
--------------------
Thomas E. Durkin

/s/ Jon F. Hanson                                            Director
-----------------
Jon F. Hanson

/s/ Marilu Marshall                                          Director
-------------------                                          --------
Marilu Marshall

/s/ Matthew Morahan                                          Director
-------------------                                          --------
Matthew Morahan

/s/ John Simourian                                           Director
------------------                                           --------
John Simourian

/s/ John S. Wehrle                                           Director
------------------
John S. Wehrle
